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                                               Subsidiaries of the Registrant

Name of Subsidiary                               Jurisdiction of Formation         Type of Entity
------------------                               -------------------------         --------------

ElderTrust Operating Limited Partnership                  Delaware                 Limited partnership
ET Sub-Heritage Woods, L.L.C.                             Delaware                 Limited liability company

Et Sub-Pleasant View, L.L.C.                              Delaware                 Limited liability company
ET Sub-Lopatcong, L.L.C.                                  Delaware                 Limited liability company
ET Sub-Phillipsburg-I, L.L.C.                             Delaware                 Limited liability company
ET Sub-SMOB, L.L.C.                                       Delaware                 Limited liability company
ET Sub-Windsor I, L.L.C.                                  Delaware                 Limited liability company
ET Sub-Windsor II, L.L.C.                                 Delaware                 Limited liability company
ET Sub-Lacey I, L.L.C.                                    Delaware                 Limited liability company
ET GENPAR, L.L.C.                                         Delaware                 Limited liability company
ET Sub-Willowbrook Limited Partnership, L.L.P.            Virginia                 Limited liability partnership

ET Sub-Rittenhouse Limited Partnership, L.L.P.            Virginia                 Limited liability partnership

ET Sub-Wayne I Limited Partnership, L.L.P.                Virginia                 Limited liability partnership

ET Sub-Belvedere Limited Partnership, L.L.P.              Virginia                 Limited liability partnership

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.        Virginia                 Limited liability partnership

ET Sub-POB I Limited Partnership, L.L.P.                  Virginia                 Limited liability partnership

ET Sub-Silverlake Limited Partnership,L.L.P.              Virginia                 Limited liability partnership

ET Sub-Riverview Ridge Limited Partnership, L.L.P.        Virginia                 Limited liability partnership

ET Sub-DCMH Limited Partnership, L.L.P.                   Virginia                 Limited liability partnership

ET Sub-Harston Hall Limited Partnership, L.L.P.           Virginia                 Limited liability partnership

ET Sub-Chapel Manor Limited Partnership, L.L.P.           Virginia                 Limited liability partnership

Senior LifeChoice of Kimberton, L.P.                      Pennsylvania             Limited partnership

Senior LifeChoice of Paoli, L.P.                          Pennsylvania             Limited partnership
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